SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :
March 31, 2005

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8191

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition

On March 31, 2005, Porta Systems Corp. issued a press release reporting the results of operations for the fourth quarter and year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release issued March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               Porta Systems Corp.

Date: April 1, 2005                      By:   /s/Edward B. Kornfeld
Edward B. Kornfeld
President, Chief Operating Officer and
Chief Financial Officer